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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2002




                           BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                     1-10560                  74-2211011
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)



         3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                  77515
        (Address of principal executive offices)               (Zip code)



       Registrant's telephone number, including area code: (979) 849-6550

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Item 5. Other Events.

On July 18, 2002, Benchmark Electronics, Inc. issued a press release announcing its revenues and earnings for the second quarter 2002 and a greenfield operation in Suzhou, China. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  The following material is furnished pursuant to item 5 as an exhibit to this Current Report on Form 8-K.

         Exhibit
         Number                     Description
         -------                    -----------
         Exhibit 99.1               Press release dated July 18, 2002
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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BENCHMARK ELECTRONICS, INC.



Dated: July 18, 2002                 By:      /s/ DONALD E. NIGBOR
                                         ---------------------------------------
                                                Donald E. Nigbor
                                              Chief Executive Officer